UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 5, 2017
Date of report (Date of earliest event reported)

Martin Marietta Materials, Inc.
(Exact Name of Registrant as Specified in Its Charter)

North Carolina
(State or Other Jurisdiction of Incorporation)

1-12744	56-1848578
(Commission File Number)	(IRS Employer Identification No.)

2710 Wycliff Road, Raleigh, North Carolina	27607
(Address of Principal Executive Offices)	(Zip Code)

(919) 781-4550
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K, which was originally filed with the Securities and Exchange Commission on May 12, 2017 (the “Original 8-K”), is being filed solely (i) to refile a corrected Consent of Ernst & Young LLP, an independent registered public accounting firm, filed as Exhibit 23.2 to the Original 8-K to correct the reference to the date of the report of Ernst & Young LLP for the consolidated balance sheet as of December 31, 2015 and the related consolidated statements of earnings, comprehensive earnings, total equity and cash flows for each of the two years in the period ended December 31, 2015 (the “EY Report”) and (ii) to correct the date of the EY Report included in Exhibit 99.5 to the Original 8-K. The EY Report was erroneously dated February 24, 2017. The correct date of the EY Report is February 23, 2016.

Ernst & Young LLP’s corrected consent for the Original 8-K is included as Exhibit 23.2 hereto.  Ernst & Young LLP’s corrected EY Report for the Original 8-K is included as Exhibit 99.7 hereto and supersedes the EY Report included in Exhibit 99.5 to the Original 8-K.

Item 9.01                          Financial Statements and Exhibits

(d) Exhibits

23.1**	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

23.2*	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

99.1**	Revised Part I, Item 1. Business

99.2**	Revised Part I, Item 1A. Risk Factors

99.3**	Revised Part I, Item 2. Properties

99.4**	Revised Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.5**	Revised Part II, Item 8. Financial Statements and Supplementary Data

99.6**	Part IV, Item 15. Exhibits and Financial Statement Schedules

99.7*
Corrected report of Ernst & Young LLP, Independent Registered Public Accounting Firm, for the consolidated balance sheet as of December 31, 2015 and the related consolidated statements of earnings, comprehensive earnings, total equity and cash flows for each of the two years in the period ended December 31, 2015, as included in the Form 8-K filed on May 12, 2017.

101.INS**	XBRL Instance Document

101.SCH**	XBRL Taxonomy Extension Schema Document

101.CAL**	XBRL Taxonomy Extension Calculation Linkbase Document

101.LAB**	XBRL Taxonomy Extension Label Linkbase Document

101.PRE**	XBRL Taxonomy Extension Presentation Linkbase Document

101.DEF**	XBRL Taxonomy Extension Definition Linkbase

* Filed herewith.

** Filed previously with the Form 8-K filed May 12, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.
(Registrant)

Date: June 5, 2017	By:	/s/ Roselyn R. Bar
Roselyn R. Bar,
Executive Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

(d) Exhibits

23.1**	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

23.2*	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

99.1**	Revised Part I, Item 1. Business

99.2**	Revised Part I, Item 1A. Risk Factors

99.3**	Revised Part I, Item 2. Properties

99.4**	Revised Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.5**	Revised Part II, Item 8. Financial Statements and Supplementary Data

99.6**	Part IV, Item 15. Exhibits and Financial Statement Schedules

99.7*
Corrected report of Ernst & Young LLP, Independent Registered Public Accounting Firm, for the consolidated balance sheet as of December 31, 2015 and the related consolidated statements of earnings, comprehensive earnings, total equity and cash flows for each of the two years in the period ended December 31, 2015, as included in the Form 8-K filed on May 12, 2017.

101.INS**	XBRL Instance Document

101.SCH**	XBRL Taxonomy Extension Schema Document

101.CAL**	XBRL Taxonomy Extension Calculation Linkbase Document

101.LAB**	XBRL Taxonomy Extension Label Linkbase Document

101.PRE**	XBRL Taxonomy Extension Presentation Linkbase Document

101.DEF**	XBRL Taxonomy Extension Definition Linkbase

* Filed herewith.

** Filed previously with the Form 8-K filed May 12, 2017.